Additional Cash Flow Information - Summary of Net Change in Non-cash Operating Working Capital (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure Of Information About Additional Cash Flow Information [Abstract]
Trade and other receivables	$ (16,399)	$ 58,763
Inventoried supplies	2,200	2,292
Prepaid expenses	192	3,839
Trade and other payables	47,668	(48,557)
Increase (decrease) in working capital	$ 33,661	$ 16,337